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                               PLEDGE AGREEMENT
                            (Mortgage Certificates)


     This Pledge Agreement ("Agreement") is made as of this _________ day of May 1999 by TIS Mortgage Investment Company, a Maryland corporation ("Pledgor"), and TIS Financial Services, Inc., a California corporation ("Lender").

                                   RECITALS
                                   --------

     WHEREAS, pursuant to a certain Revolving Line of Credit Agreement of even date herewith, between Lender and Pledgor, as Borrower, Lender agreed to make available to Pledgor the sum of One Million Dollars ($1,000,000.00) in the form of a line of credit ("the Line of Credit");

     WHEREAS, Pledgor has agreed to secure Pledgor's obligations in the Line of Credit by Pledgor's residual 99.99% interest in a pool of mortgage backed certificates guaranteed by the Government National Mortgage Association as defined in the Certificate attached as Exhibit A to this Pledge Agreement ("Mortgage Certificates"); and

     WHEREAS, as a condition of making the Line of Credit, Lender has required Pledgor to execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, Pledgor hereby agrees as follows:

SECTION 1.  Definitions. All capitalized terms used in this Agreement, but not
            ------------
defined herein, shall have the meanings set forth in the Revolving Line of Credit Agreement.

SECTION 2.  Pledge. The Pledgor hereby pledges to Lender, and grants to Lender a
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security interest in, the Mortgage Certificates.

SECTION 3.  Security for Obligations. This Agreement secures the payment of all
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obligations of the Pledgor now or hereafter existing under the Line of Credit whether for principal, interest, fees expenses or otherwise, and all obligations of the Pledgor now or hereafter existing under this Agreement (all such obligations of the Pledgor being the "Obligations").

SECTION 4.  Delivery of Mortgage Certificates. All certificates or instruments
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representing or evidencing the Mortgage Certificates shall be delivered to and held by or on behalf of Lender.

SECTION 5.  Representations and Warranties. The Pledgor represents and warrants
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as follows:

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     (a)  The Pledged Debt has been duly authorized, authenticated, or issued and delivered, and is the legal, valid and binding obligation of the issuers thereof, and is not in default.

     (b) The Pledgor is the legal and registered owner of the Mortgage Certificates free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

     (c) The pledge of the Mortgage Certificates pursuant to this Agreement creates a valid and perfected first priority security interest of Pledgor's interest in the Mortgage Certificates, securing the payment of the Obligations.

SECTION 6.  Further Assurances.  The Pledgor agrees that at any time and from
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time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to the Mortgage Certificates.

SECTION 7.  Transfers and Other Liens.  Without the prior written consent of
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Lender, the Pledgor agrees that it will not (i) sell or otherwise dispose of or grant any option with respect to, the Mortgage Certificates or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to the Mortgage Certificates, except for the security interest under this Agreement.

SECTION 8.  Lender Appointed Attorney-in-Pact.  The Pledgor hereby appoints
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Lender as the Pledgor's attorney-in-fact, with full authority, from and after the occurrence of an Event of Default, in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time, in Lender's discretion to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse, and collect all instruments made payable to the Pledgor representing any principal payment, interest payment, or other distribution in respect of the Mortgage Certificates or any part thereof and to give full discharge for the same.

SECTION 9.  Lender May Perform. If the Pledgor fails to perform any agreement
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contained herein, Lender may itself perform, or cause performance of such agreement, and the expenses of Lender incurred in connection therewith shall be payable by the Pledgor under Section 12 of this Agreement.

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SECTION 10.  Transfer by Lender.  Lender shall have the right to pledge,
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hypothecate or other transfer its security interest in the Mortgage Certificates to any Third Party without the consent of Pledgor.

SECTION 11.  Remedies upon Default. If any Event of Default shall have occurred
             ----------------------
and be continuing:

     (a) Lender may exercise in respect of the Mortgage Certificates, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the 'Code") in effect in the State of California at that time, and Lender may also, without notice except as specified below, sell the Mortgage Certificates or any part thereof in a reasonably commercial manner.

     (b) Any and all proceeds received by Lender in respect of any income, sale of, collection from, or other realization upon all or any part of the Mortgage Certificates may, in the discretion of Lender, be held by Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Lender pursuant to Section 12 in whole or in part by Lender against, all or any part of the Obligations in such order as Lender shall elect. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

SECTION 12.  Expenses The Pledgor will upon demand pay to Lender the amount of
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any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Mortgage Certificates, (iii) the exercise or enforcement of any of the rights of Lender hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

SECTION 13.  Security Interest Absolute. All rights of Lender and security
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interests hereunder and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of the Line of Credit or any other agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Line of Credit;

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     (c)  any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

     (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of the Pledgor.

SECTION 14.  Amendments. Etc.  No amendment or waiver of any provision of this
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Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 15.  Notice.  Any notice required to be given by Lender under this
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Agreement shall be effective immediately upon Borrower's receipt of such notice to each of the following parties at the following addresses:

     Pledgor:
     --------

     TIS Mortgage Investment Company
     Attention: Lorraine Legg
     655 Montgomery Street, Suite 800
     San Francisco, California 94111
     Facsimile:  (415) 393-8006

     With a copy to counsel for Pledgor:
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     Daniel E. Titlebaum, Esq.
     Heller, Ehrmann, White & McAuliffe
     333 Bush Street
     San Francisco, California 94104
     Facsimile:  (415) 772-6268

Furthermore, any notice required to be given by Pledgor under this Agreement shall be effective immediately upon Lender's receipt of such notice to the following parties at each of the following addresses:

     Lender:
     -------

     TIS Financial Services, Inc
     Attention: Lorraine Legg
     655 Montgomery Street, Suite 800
     San Francisco, California 94111
     Facsimile:  (415) 393-8006

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     With a copy to counsel for Lender:
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     Leonard P. Mastromonaco, Esq.
     Zitrin & Mastromonaco, LLP
     445 Bush Street, Suite 600
     San Francisco, California 94108
     Facsimile:  (415) 732-7555

SECTION 16.  Continuing Security Interest: Transfer of Mortgage Certificates.
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This Agreement shall create a continuing security interest in the Mortgage
Certificates and shall (i) remain in full force and effect until all of the indebtedness outstanding under the Line of Credit shall have been paid in full,
(ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of Lender and its successors, transferees and assigns.

SECTION 17.  Governing Law: Terms This Agreement shall be governed by and
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construed in accordance with the laws of tile State of California. Unless otherwise defined herein or in the Line of Credit defined in Article 9 of the Uniform Commercial Code in the State of California are used herein as therein defined

IN WITNESS WHEREOF, the Pledgor has caused this agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

PLEDGOR:

TIS Mortgage Investment Company,
a Maryland corporation



By:  ________________________________________
     LORRAINE O. LEGG, President and CEO

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